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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 3, 2000
                 (Date of earliest event reported: May 7, 2000)

                                   VERIO INC.

             (Exact name of Registrant as specified in its charter)



           Delaware                         0-24219                       84-1339720
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
        incorporation)

  8005 South Chester Street, Suite 200, Englewood, Colorado            80112
        (Address of Principal Executive Offices)                     (Zip Code)

                                 (303) 645-1900
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)



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     ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     (a) No change in control of the Registrant has occurred as of the date of this filing.

     (b) On May 7, 2000, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with NTT Communications Corporation ("NTT Communications") and Chaser Acquisition, Inc., an indirect wholly-owned subsidiary of NTT Communications ("Sub"). The Merger Agreement was filed previously as an exhibit to the Registrant's Form 8-K filed with the Securities and Exchange Commission (the "Commission") on May 8, 2000. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof and as set forth in the Offer to Purchase, dated May 17, 2000 (the "Offer to Purchase"), and in the related Letters of Transmittal (which, together with the Offer to Purchase, as amended or supplemented from time to time, constitute the "Offer"), Sub has commenced a cash tender offer for (i) all of the issued and outstanding shares of common stock, par value $.001 per share, of the Registrant (other than shares of common stock already owned by NTT Communications and its subsidiaries), at a purchase price of $60.00 per share, net to the seller in cash, without interest thereon, (ii) all of the issued and outstanding shares of Series A 6.75% convertible preferred stock, par value $.001 per share, of the Registrant, at a purchase price of $62.136 per share, plus all accumulated and unpaid dividends on such shares of convertible preferred stock from August 1, 2000 to and including the expiration date of the Offer, net to the seller in cash, without interest thereon, and (iii) certain outstanding warrants to purchase 1,306,228 shares of common stock of the Registrant. Following the Offer, Sub will merge with and into the Registrant (the "Merger") and the Registrant will become an indirect wholly-owned subsidiary of NTT Communications. In the Merger, the remaining common and preferred shareholders of the Registrant will become entitled to receive the per share consideration paid in the Offer.

     The Registrant previously filed a Form 8-K with the Commission on June 2, 2000 pursuant to which the Registrant incorporated by reference as exhibits the Tender Offer Statement on Schedule TO, and the schedules and exhibits incorporated therein, filed by Sub, NTT Communications and Nippon Telegraph and Telephone Corporation with the Commission on May 17, 2000, as amended by Amendment No. 1 and Amendment No. 2 thereto, and the Solicitation/Recommendation Statement on Schedule 14D-9, and the schedules and exhibits incorporated therein, filed by the Registrant with the Commission on May 18, 2000, as amended by Amendment No. 1 thereto.

     Thereafter, the Registrant filed a Form 8-K with the Commission on June 28, 2000 pursuant to which the Registrant incorporated by reference as exhibits Amendment No. 3, Amendment No. 4 and Amendment No. 5 to the Tender Offer Statement on Schedule TO filed with the Commission by Sub, NTT Communications and Nippon Telegraph and Telephone Corporation. In the same Form 8-K, the Registrant also incorporated by reference as exhibits Amendment No. 2, Amendment No. 3 and Amendment No. 4 to the Solicitation/Recommendation Statement on
Schedule 14D-9 filed with the Commission by the Registrant.

     On July 14, 2000, the Registrant filed a Form 8-K with the Commission pursuant to which the Registrant incorporated by reference as exhibits Amendment No. 6 and Amendment No. 7 to the Tender Offer Statement on Schedule TO filed with the Commission by Sub, NTT Communications and Nippon Telegraph and Telephone Corporation. In the same Form 8-K, the Registrant also incorporated by reference as exhibits Amendment No. 5 and Amendment No. 6 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Commission by the Registrant.

     Since July 14, 2000, Sub, NTT Communications and Nippon Telegraph and Telephone Corporation filed with the Commission on each of July 19, 2000, July 21, 2000, July 28, 2000, and August 1, 2000, respectively, Amendment No. 8, Amendment No. 9, Amendment No. 10 and Amendment No. 11 to the Tender Offer Statement on Schedule TO. Similarly, on each of July 20, 2000, July 28, 2000, August 1, 2000, and August 3, 2000, respectively, the Registrant filed with the Commission Amendment No. 7, Amendment No. 8, Amendment No. 9, and Amendment No. 10 to the Solicitation/Recommendation Statement on Schedule 14D-9.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     2.1 Amendment No. 8 to the Tender Offer Statement on Schedule TO, dated July 19, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

     2.2 Amendment No. 7 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated July 20, 2000, filed with the Securities and Exchange Commission by Verio Inc., incorporated by reference to such filing.

     2.3 Amendment No. 9 to the Tender Offer Statement on Schedule TO, dated July 21, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

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     2.4 Amendment No. 10 to the Tender Offer Statement on Schedule TO, dated
July 28, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

     2.5 Amendment No. 8 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated July 28, 2000, filed with the Securities and Exchange Commission by Verio Inc., incorporated by reference to such filing.

     2.6 Amendment No. 11 to the Tender Offer Statement on Schedule TO, dated August 1, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

     2.7 Amendment No. 9 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated August 1, 2000, filed with the Securities and Exchange Commission by Verio Inc., incorporated by reference to such filing.

     2.8 Amendment No. 10 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated August 3, 2000, filed with the Securities and Exchange Commission by Verio Inc., incorporated by reference to such filing.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VERIO INC.

                               By: /s/ Carla Hamre Donelson
                                   -------------------------------------
                                   Carla Hamre Donelson
                                   Vice President, General Counsel and Secretary

Dated: August 3, 2000

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                    DESCRIPTION
------                                    -----------

2.1*                Amendment No. 8 to the Tender Offer Statement on Schedule
                    TO, dated July 19, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT
                    Communications Corporation and Nippon Telegraph and
                    Telephone Corporation.

2.2* Amendment No. 7 to the Solicitation/Recommendation Statement on Schedule 14D-9, dated July 20, 2000, filed with the Securities and Exchange Commission by Verio Inc.

2.3*                Amendment No. 9 to the Tender Offer Statement on Schedule
                    TO, dated July 21, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT
                    Communications Corporation and Nippon Telegraph and
                    Telephone Corporation.

2.4*                Amendment No. 10 to the Tender Offer Statement on Schedule
                    TO, dated July 28, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT
                    Communications Corporation and Nippon Telegraph and
                    Telephone Corporation.

2.5* Amendment No. 8 to the Solicitation/Recommendation Statement on Schedule 14D-9, dated July 28, 2000, filed with the Securities and Exchange Commission by Verio Inc.

2.6*                Amendment No. 11 to the Tender Offer Statement on Schedule
                    TO, dated August 1, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT
                    Communications Corporation and Nippon Telegraph and
                    Telephone Corporation.

2.7* Amendment No. 9 to the Solicitation/Recommendation Statement on Schedule 14D-9, dated August 1, 2000, filed with the Securities and Exchange Commission by Verio Inc.

2.8*                Amendment No. 10 to the Solicitation/Recommendation
                    Statement on Schedule 14D-9, dated August 3, 2000, filed with the Securities and Exchange Commission by Verio Inc.

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     *    Incorporated by reference to such filing.